UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 5, 2012

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-165685	27-1933597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Kinderkamack Road, Suite A-2

Westwood, NJ 07675

201-888-4320

(Registrant's telephone number, including area code)

Elite Nutritional Brands, Inc.

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On February 14, 2012, a Plan of Agreement and Merger (the “Plan of Merger”) was approved by the sole majority shareholder and sole Director of Elite Nutritional Brands, Inc. (the “Company”) by written consent in lieu of a meeting, pursuant to which the Company was to be reincorporated from the State of Florida to the State of Delaware.  The Company effected the reincorporation from a Florida corporation to a Delaware corporation (subject to FINRA approval) by filing (i) a Certificate of Conversion (the “DE Certificate of Conversion”) with the Secretary of State of the State of Delaware, (ii) a Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware and (iii) a Certificate of Conversion (the “FL Certificate of Conversion”) with the Secretary of State of the State of Florida.  In connection with the reincorporation in Delaware, the Company also adopted new By-laws (the “By-laws”) and changed its name to Aspen Group, Inc. and its CUSIP Number changed to 04530L 104.  Pursuant to the Plan of Merger, each 2.5 issued and outstanding shares of common stock, par value $0.0001 per share, of the Florida-incorporated Company will be automatically converted into 1.0 issued and outstanding share of common stock, par value $0.001 per share, of the Delaware-incorporated Company.  No fractional shares shall be issued in connection with the conversion; instead, the Company will round up the fractional share to the nearest whole number.  The total number of authorized shares of common stock and preferred stock will not change as a result of the conversion.

Following the reincorporation, the Company will be deemed for all purposes of the laws of Delaware and Florida to be the same entity as prior to the reincorporation.  The reincorporation will not result in any change in the federal tax identification number, business, physical location, assets, liabilities or net worth of the Company.  The reincorporation will not result in a change in the trading status of the Company’s common stock, which will continue to trade on the OTC Bulletin Board under the symbol “ELIT.”  In addition, the reincorporation will not affect any of the Company’s material contracts with any third parties.  In accordance with the Plan of Merger, the directors and executive officers of the Company will continue to serve for the terms for which they were elected.

The reincorporation will not alter any shareholder’s percentage ownership interest owned in the Company.

As a result of the reincorporation, the authorized shares of stock of the Company is 130 million shares consisting of: (i)120 million shares of common stock, par value $.001 per share; and (ii) 10 million shares of preferred stock, par value $.001 per share.

The rights of the Company’s shareholders are now governed by Delaware corporate law rather than Florida corporate law.  There are some material differences between the Delaware General Corporation Law (the “DGCL”) and the Florida Business Corporation Act (the “FBCA”), which are summarized in the chart below, and accordingly, the rights of our shareholders will be changed upon the effectiveness of the reincorporation.  This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the Company believes are most relevant to the shareholders.  This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the full text of, and decisions interpreting, applicable Florida and Delaware law.

Florida	Delaware

Standard of Conduct for Directors

Under the FBCA, directors have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.	Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to fiduciary duties of care, loyalty and good faith. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances and act on an informed basis after due consideration of the relevant information that is reasonably available. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. Breaching the duty of good faith requires more, for example, intentional dereliction of duty or a conscious disregard of one’s responsibilities. When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Dividends and Other Distributions

Under the FBCA, a company may make a distribution, unless after giving effect to the distribution:

€€€the company would not be able to pay its debts as they come due in the usual course of business; or

€€€the company’s assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Florida	Delaware

Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:

€€€constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

€€€constitutes a transaction from which the director derived an improper personal benefit;

€€€results in an unlawful distribution;

€€€in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or

€€€in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:

€€€any breach of the director’s duty of loyalty to the corporation or its stockholders;

€€€acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

€€€liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions; or

€€€any transaction from which the director derived an improper personal benefit.

The Charter contains a provision limiting the liability of its directors in this manner.  The Charter limits the liability of the Company’s directors to the fullest extent permitted by the DGCL.  A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived any improper personal benefit.

Amendment to Charter

The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

Interested Director Transactions

The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers is a director or officer or holds a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

€€€the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;

€€€the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or

€€€the contract or transaction is fair and reasonable to the corporation.

Under the DGCL, specified contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

€€€is authorized in good faith by the corporation’s stockholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known; or

€€€was fair to the corporation at the time it was approved.

Accordingly, it is possible that certain transactions that the Board of Directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of the Company, although less than a majority of a quorum.  The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Florida	Delaware

Business Combination Statutes

Florida does not have a business combination statute like Delaware, but instead has an affiliated transactions statute, described below.

Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested stockholders.  Under the DGCL, an “interested stockholder,” defined as a stockholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities or an affiliate who owned at least 15% of outstanding voting shares in the last three years, cannot enter specified business combinations with the corporation for a period of three years following the time that such person became an interested stockholder unless:

€€€before such time, the corporation’s Board of Directors approved either the business combination or the transaction in which the stockholder became an interested stockholder;

€€€upon consummation of the transaction in which any person becomes an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or

€€€at or subsequent to such time, the business combination is both approved by the Board of Directors and authorized at an annual or special meeting of stockholders, not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the interested stockholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL.  The Charter does not contain this election.

Florida	Delaware

Florida Affiliated Transactions Statute

This Florida statute is very complex, but generally defines an “affiliated transaction” as a merger by a Florida corporation with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance or transfer by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, adoption of any plan for liquidation or dissolution involving the interested shareholder, any reclassification of securities, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance. An interested shareholder is any person who is a beneficial owner of more than 10% of the outstanding voting shares of the corporation. Beneficial ownership is defined similarly to that defined by the SEC. Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder. The statute further provides that a majority of the disinterested directors may approve an affiliated transaction. Additionally, the statute regulates the amount of cash and other assets to be received by the corporation’s holders of voting securities. Finally, among other limitations, for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.	Delaware does not have an affiliated transactions statute but has a business combination statute, described above.

Florida	Delaware

Sequestration of Shares

The FBCA has no comparable provision.	The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands.

Financial Statements and Reports to Shareholders

In addition to keeping complete books and records, under the FBCA, and unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, a corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year.  If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.  If the annual financial statements are reported upon by a public accountant, his or her report must accompany them.  If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation’s accounting records.  A corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements if, for reasons beyond the corporation’s control, it is unable to prepare its financial statements within the prescribed period.  Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him or her the latest annual financial statements.

If a corporation indemnifies or advances expenses to any director, officer, employee, or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders’ meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.  If a corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

The DGCL only requires that a corporation allow any stockholder to have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (i) the corporation’s stock ledger, a list of its stockholders and its other books and records; and (ii) a subsidiary’s books and records, to the extent that the corporation has actual possession and control of such records of such subsidiary or the corporation could obtain such records through the exercise of control over such subsidiary.

In addition to the changes described above, certain technical changes have been made in the Charter and By-laws to reflect differences between the FBCA and the DGCL.  Such technical changes include, without limitation, designation of a registered office and registered agent in the State of Delaware for jurisdiction in certain claims against the Company.  The foregoing description is not a complete statement of the rights of our shareholders and shareholders should refer to the full text of, and decisions interpreting, Delaware law and Florida law for a complete understanding of their rights.  Many provisions of the FBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  As a result, the discussion contained herein is not a substitute for direct reference to the FBCA and the DGCL.

The foregoing description of the reincorporation and the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Merger.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

As disclosed in Item 3.03 above, the Company plans to change its state of incorporation from Florida to Delaware pursuant to the Plan of Merger.  As of the effective date of the reincorporation, the rights of the Company’s shareholders will begin to be governed by the Delaware General Corporation Law, and by the Charter and By-laws adopted pursuant to the Plan of Merger.

It is expected that our common stock will be quoted on the OTC Bulletin Board post split beginning at market open on March 5, 2012.  The name change and reincorporation will also be effective as of March 5, 2012.  Our new CUSIP number of the effective date of the name change will be to 04530L 104.  The trading symbol of our common stock on the OTC Bulletin Board will continue to be “ELIT” on the market effective date of the name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: March 5, 2012	By:	/s/ Don Ptalis
Don Ptalis